UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 North Pepper Road, Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 – Results of Operations and Financial Condition

On November 21, 2005, CTI Industries Corporation issued a press release reporting earnings and other financial results for its third quarter and nine months ended September 30, 2005. A copy of the Press Release is attached as Exhibit 99.1.

The information disclosed under this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (“the Exchange Act”), or otherwise subject to the liabilities of that section.

Item No. 9.01 – Financial Statements and Exhibits

(a)	Financial Statements or Business Acquired.
None.

(b)	Pro Forma Financial Information.
None.

(c)	Exhibits.

Exhibit No.	Exhibit

99.1*	Press Release dated November 21, captioned: “CTI Industries Releases Financial Results for The Third Quarter and Nine Months Ended September 30, 2005”

_________
*Filed herewith

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation (Registrant)

Date: November 22, 2005	By:	/s/ Howard W. Schwan
Howard W. Schwan, President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press release dated November 21, 2005 entitled, “CTI Industries Corporation Releases Financial Results for The Third Quarter and Nine Months Ended September 30, 2005”

_________
*Filed herewith